SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14 (a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[X]    Preliminary Proxy Statement                [ ] Confidential, for Use of
                                                      the Commission Only
                                                      (as permitted by
                                                      Rule 14a-6(e)(2))

[ ]    Definitive Proxy Statement
[ ]    Definitive additional materials
[ ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       TOUCHSTONE VARIABLE SERIES TRUST


     (Name of Registrant as Specified in Its Charter/Declaration of Trust) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]    Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

                        TOUCHSTONE EMERGING GROWTH FUND
                (a series of Touchstone Variable Series Trust)

                       221 East Fourth Street, Suite 300
                            Cincinnati, Ohio 45202
                                 800-669-2796


                           NOTICE OF SPECIAL MEETING

     Notice is hereby given that a special meeting of shareholders of Touchstone Emerging Growth Fund (the "Fund"), a series of Touchstone Variable Series Trust (the "Trust"), will be held on April 12, 2001 at 11:00 a.m., Eastern time, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

     The special meeting is being held for the following purposes:

     1. To approve a new sub-advisory agreement between Touchstone Advisors, Inc. and TCW Investment Management Company.

     2. To change the fundamental investment restriction of the Fund with respect to borrowing money.

     3. To change the fundamental investment restriction of the Fund with respect to underwriting securities.

     4. To change the fundamental investment restriction of the Fund with respect to loans.

     5. To change the fundamental investment restriction of the Fund with respect to real estate.

     6. To eliminate the fundamental investment restriction of the Fund regarding oil, gas or mineral leases.

     7. To change the fundamental investment restriction of the Fund with respect to commodities.

     8. To change the fundamental investment restriction of the Fund with respect to concentration of investments.

     9. To change the fundamental investment restriction of the Fund with respect to issuing senior securities.

     10.To eliminate the fundamental investment restriction of the Fund regarding amounts invested in one issuer.

     11.To transact such other business as may properly come before the special meeting or any adjournments thereof.

     Shareholders of record at the close of business on February 12, 2001 are entitled to notice of, and to vote at, the special meeting. The accompanying Proxy Statement contains more information about the special meeting.

     YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. TO AVOID THE COST OF FOLLOW UP SOLICITATION AND A POSSIBLE ADJOURNMENT, PLEASE READ THE ENCLOSED PROXY STATEMENT AND COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY APRIL 10, 2001.


     By order of the Board of Trustees of the Touchstone Variable Series Trust.


                                                        Tina D. Hosking
                                                        Secretary

Cincinnati, Ohio
February 26, 2001

                        TOUCHSTONE EMERGING GROWTH FUND
                    (a series of Touchstone Variable Series
                                    Trust)
                       221 East Fourth Street, Suite 300
                            Cincinnati, Ohio 45202
                                 800-669-2796
                                PROXY STATEMENT
                                 APRIL 12, 2001


     This Proxy Statement is furnished by Touchstone Variable Series Trust (the "Trust") to the shareholders of its Touchstone Emerging Growth Fund (the "Fund") on behalf of the Trust's Board of Trustees (the "Board") in connection with the Trust's solicitation of the accompanying proxy. This proxy will be voted at a special meeting of shareholders to be held on April 12, 2001 at 11:00 a.m., Eastern time, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, for the purposes set forth below and in the accompanying Notice of Special Meeting. This Proxy Statement is being mailed to Fund shareholders on or about February 26, 2001.

REPORTS TO SHAREHOLDERS

     Copies of the Fund's most recent Annual and Semi-Annual Reports have previously been mailed to shareholders. These reports may be obtained without charge by calling (800) 669-2796 (press 3) or by writing to the Fund, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

                                  PROPOSAL 1

                      APPROVAL OF SUB-ADVISORY AGREEMENT

     Shareholders of the Fund are being asked to approve a new investment advisory agreement between the Fund's investment advisor, Touchstone Advisors, Inc. (the "Advisor") and TCW Investment Management Company ("TIMCO"), pursuant to which TIMCO would act as the new investment sub-advisor to the Fund.

INTRODUCTION

     David L. Babson ("Babson") currently serves as one of the sub-advisors to the Fund and manages a portion of its assets pursuant to a sub-advisory agreement between the Advisor and Babson dated as of May 1, 2000 (the "Current Agreement"). Under the investment advisory agreement between the Fund and the Advisor, the Advisor may select, subject to review and approval of the Board, a sub-advisor or sub-advisors to manage the investments of the Fund. The Advisor, seeking to improve the investment performance of the Fund, has determined that it is in the best interests of the Fund and its shareholders to terminate the Current Agreement with Babson, such termination to become effective May 1, 2001. The Advisor has selected TIMCO as the new sub-advisor to manage the portion of the Fund's assets currently managed by Babson, and the Board has approved a sub-advisory agreement with TIMCO (the "New Agreement"), subject to approval by the shareholders, to become effective May 1, 2001.

INFORMATION ABOUT TIMCO

     TIMCO is wholly-owned by its parent holding company, The TCW Group, Inc. The TCW Group, Inc. also owns one hundred percent of Trust Company of the West, a California corporation and trust company, and TCW Asset Management Company, a California corporation and investment adviser registered under the Investment Advisers Act of 1940. The TCW Group, Inc. is owned entirely by its employees and directors. As of the end of December 2000, The TCW group of companies (collectively, "TCW") had approximately $78.7 billion of assets under management or committed to management in a broad range of products ($34.4 billion in fixed income; $33.9 billion in U.S. equities; $5.2 billion in international equities and $5.2 billion in alternative investments such as real estate and distressed securities). TCW has attracted high quality investment professionals who have considerable profit-sharing arrangements with the firm. Please refer to Appendix I for information concerning TIMCO's Principal Executive Officers and Directors.

THE NEW AGREEMENT

     Under the Current Agreement, Babson is entitled to receive from the Advisor a monthly fee equal on an annual basis to 0.50% of the average daily net assets of the Fund. For the fiscal year ended December 31, 2000, Babson received investment advisory fees of $38,953.26 from the Fund.

     The terms of the New Agreement are substantively identical to the terms of the Current Agreement, except for different effective and termination dates. Moreover, like the Current Agreement, the New Agreement provides that TIMCO is entitled to receive from the Advisor a monthly fee equal on an annual basis to 0.50% of the average daily net assets of the Fund that TIMCO manages. THUS, THE NEW ADVISORY AGREEMENT WILL NOT RESULT IN A CHANGE IN ADVISORY FEES PAID BY THE FUND. A form of the New Agreement is attached to this Proxy Statement as Exhibit A. The following description of the New Agreement is only a summary and is qualified in its entirety by reference to Exhibit A.

     The New Agreement provides that TIMCO as sub-advisor, in return for its fee, will manage the investment and reinvestment of the certain assets of the Fund, subject to and in accordance with the investment objective, policies and restrictions of the Fund and any directions written or oral which the Advisor or the Board may give from time to time with respect to the Fund. In this regard, TIMCO will make all determinations with respect to the investment of the portion of the assets of the Fund that it manages and the purchase and sale of portfolio securities. TIMCO will also, in the name of the Fund, place orders for the execution of portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statements. In connection with the placement of such orders, TIMCO will create and maintain all necessary brokerage records of the Fund. In addition, TIMCO also will exercise voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities. TIMCO will render regular reports to the Board and to the Advisor. TIMCO will also provide support to the Advisor with respect to the marketing of the Fund.

     The New Agreement provides that TIMCO shall effect all purchases and sales of securities in a manner consistent with best execution, taking into account net price (including commissions) and execution capability and other services which the broker may provide. In this regard, the Sub-Advisor may effect transactions which cause the Fund to pay a commission in excess of a commission which another broker would have charged, provided, however, that TIMCO shall have first determined that such commission is reasonable in relation to the value of the brokerage, research, performance measurement service and other services performed by the broker. TIMCO will present a written report to the Board, at least quarterly, indicating total brokerage expenses, as well as the services obtained in consideration for such expenses.

     Under the New Agreement, TIMCO will bear its expenses of providing services to the Fund except for those expenses undertaken by the Advisor or the Trust.

     The New Agreement provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the New Agreement on the part of TIMCO, TIMCO shall not be liable to the Advisor, the Trust or to any shareholder in the Fund for any act or omission in the course of, or connected with, rendering services under the New Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     If approved by the shareholders, the New Agreement will continue until December 31, 2002; and, unless earlier terminated, it shall continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or by vote of a majority of the Board, and (ii) by the vote of a majority of the Trustees who are not parties to the New Agreement or interested persons of either the Advisor or TIMCO, cast in person at a meeting called for the purpose of voting on such approval.

     The New Agreement provides that it may be terminated at any time without penalty by (i) by the Advisor, by the Board or by a vote of the "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, upon not less than 60 days' prior written notice to TIMCO; or (ii) by TIMCO upon not less than 60 days' prior written notice to the Advisor and the Trust. The New Agreement will also terminate automatically in the event of its assignment.

EVALUATION BY THE BOARD OF TRUSTEES

     At a Board meeting held on December 21, 2000, the Board, including the Independent Trustees, unanimously approved the New Agreement and voted to recommend its approval by the Fund's shareholders. (For purposes of this approval, an Independent Trustee is a Trustee who is not a party to the New Agreement and who is not an "interested person" (as defined in the 1940 Act)). In determining whether or not it was appropriate to approve the New Agreement and to recommend its approval to the shareholders, the Board, including the Independent Trustees, considered, among other things: (1) the nature, quality and extent of the services to be provided by TIMCO, including its experience and investment record and its investment philosophy and process; (2) the qualifications of the various officers and managers of TIMCO, especially those who would have direct involvement in the Fund's investment management; and (3) comparative data as to advisory fees and total operating expenses. The Trustees also considered that the compensation payable to TIMCO by the Advisor under the New Agreement will be payable at the same rate as was payable to Babson under the Current Agreement, and that the terms of the New Agreement are substantially unchanged from those of the Current Agreement. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board concluded that the Fund would receive investment advisory services under the New Agreement that were equal to those it received under the Current Agreement, at the same fee level, and the Board unanimously approved the New Agreement

     The Board believes that the terms of the New Agreement are fair to, and in the best interests of, the Fund and its shareholders and recommends that the shareholders approve the New Agreement.

RECOMMENDATION AND REQUIRED VOTE

     As provided in the 1940 Act, approval of this Proposal No. 1 by the Fund shareholders requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the special meeting if more than 50% of the outstanding shares of the Fund are present, or (ii) more than 50% of the outstanding shares of the Fund.

     The Board recommends that shareholders vote to approve the New Agreement in Proposal No. 1.

                              PROPOSALS NO. 2-10

           CHANGE OF FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

INTRODUCTION

     The 1940 Act requires investment companies like the Fund to have certain specific investment policies that can be changed only by a shareholder vote. Investment companies may also elect to designate other policies as policies that may be changed only by a shareholder vote. Both types of policies are referred to as "fundamental" policies. Some of the Fund's fundamental investment restrictions were adopted in the past by the Fund to reflect certain regulatory, business or industry conditions which are no longer in effect.

     After conducting an analysis of the Fund's fundamental investment restrictions, the Advisor has recommended to the Board that certain fundamental investment restrictions be amended or eliminated to promote the following goals: (i) to clarify the language of the Fund's fundamental investment restrictions; (ii) to simplify the Fund's fundamental investment restrictions by omitting any unnecessary discussion regarding non-fundamental exceptions, explanations or interpretations presently contained in the fundamental investment restrictions; (iii) to eliminate any fundamental investment restrictions which are not required under state securities laws, the 1940 Act, or the positions of the staff of the SEC in interpreting the 1940 Act; and (iv) to conform the fundamental investment restrictions to restrictions which are expected to become standard for all funds managed by the Advisor.

     The Advisor believes the proposed amendments to or elimination of certain of the Fund's fundamental investment restrictions as set forth in Proposals 2-10 will give the Fund the flexibility to change its investment methods in the future without incurring the costs and delay associated with a shareholder vote, and enhance the Advisor or Sub-Advisors' ability to manage the Fund in changing regulatory or investment environments. In addition, the Advisor believes that standardization of fundamental investment restrictions will promote operational efficiencies and facilitate compliance monitoring.

     The Board has reviewed the Advisor's proposed amendments to or elimination of certain of the Fund's fundamental investment restrictions as set forth in Proposals 2-10 and believes they are in the best interests of the Fund and its shareholders.

                                PROPOSAL NO. 2

   CHANGE OF FUNDAMENTAL INVESTMENT RESTRICTION OF THE FUND WITH RESPECT TO
                                BORROWING MONEY

     The Fund's current fundamental investment restriction with respect to borrowing money states:

          [THE FUND WILL NOT] BORROW MONEY OR MORTGAGE OR HYPOTHECATE ASSETS OF THE FUND, EXCEPT THAT IN AN AMOUNT NOT TO EXCEED 1/3 OF THE CURRENT VALUE OF THE FUND'S NET ASSETS, IT MAY BORROW MONEY (INCLUDING THROUGH REVERSE REPURCHASE ARRANGEMENTS, FORWARD ROLL TRANSACTIONS INVOLVING MORTGAGE-BACKED SECURITIES OR OTHER INVESTMENT TECHNIQUES ENTERED INTO FOR THE PURPOSE OF LEVERAGE), AND EXCEPT

          THAT IT MAY PLEDGE, MORTGAGE OR HYPOTHECATE NOT MORE THAN 1/3 OF SUCH ASSETS TO SECURE SUCH BORROWINGS, PROVIDED THAT COLLATERAL ARRANGEMENTS WITH RESPECT TO OPTIONS AND FUTURES, INCLUDING DEPOSITS OF INITIAL DEPOSIT AND VARIATION MARGIN, ARE NOT CONSIDERED A PLEDGE OF ASSETS FOR PURPOSES OF THIS RESTRICTION AND EXCEPT THAT ASSETS MAY BE PLEDGED TO SECURE LETTERS OF CREDIT SOLELY FOR THE PURPOSE OF PARTICIPATING IN A CAPTIVE INSURANCE COMPANY SPONSORED BY THE INVESTMENT COMPANY INSTITUTE; FOR ADDITIONAL RELATED RESTRICTIONS, SEE CLAUSE (I) UNDER THE CAPTION "ADDITIONAL RESTRICTIONS" BELOW.

     The Board recommends that shareholders of the Fund vote to replace the Fund's fundamental investment restriction with respect to borrowing money with the following amended fundamental investment restriction:

          THE FUND MAY NOT  ENGAGE  IN  BORROWING  EXCEPT AS  PERMITTED  BY THE
          INVESTMENT COMPANY ACT OF 1940 AND THE RULES AND REGULATIONS PROMULGATED UNDER THE ACT.

     The primary purpose of the proposal is to simplify the fundamental investment restriction by omitting an unnecessary discussion of exceptions and explanations to the fundamental investment restriction. As a matter of current operating policy, the Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques entered into for the purpose of leverage. Operating policies may be changed by the Board without shareholder approval.

     The Advisor believes that the proposed simplification of the fundamental investment restriction will give the Fund the flexibility to respond to future changes in the regulatory or investment environments by changing its operating policies without incurring the costs and delay associated with a shareholder vote. Adoption of the amended fundamental investment restriction is not expected to affect the way in which the Fund is managed, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

     The Board has reviewed the Advisor's proposed simplification of the fundamental investment restriction and believes it is in the best interests of the Fund and its shareholders.

     The amended fundamental restriction will become effective on the later of May 1, 2001 or immediately upon shareholder approval. If the proposal is not approved by the shareholders of the Fund, the Fund's current restriction will remain unchanged.

REQUIRED VOTE

     As provided in the 1940 Act, approval of this Proposal No. 2 by the Fund's shareholders requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the special meeting if more than 50% of the outstanding shares of the Fund are present, or (ii) more than 50% of the outstanding shares of the Fund.

     The Board recommends that shareholders vote to approve the change of fundamental investment restriction in Proposal No. 2.

                                PROPOSAL NO. 3

   CHANGE OF FUNDAMENTAL INVESTMENT RESTRICTION OF THE FUND WITH RESPECT TO
                            UNDERWRITING SECURITIES

     The Fund's current fundamental investment restriction with respect to underwriting securities states:

          [THE FUND WILL NOT] UNDERWRITE SECURITIES ISSUED BY OTHER PERSONS EXCEPT INSOFAR AS THE FUND MAY TECHNICALLY BE DEEMED AN UNDERWRITER UNDER THE 1933 ACT IN SELLING A PORTFOLIO SECURITY.

     The Board  recommends  that  shareholders  of the Fund vote to replace the
Fund's  fundamental   investment   restriction  with  respect  to  underwriting
securities with the following amended fundamental investment restriction:

          THE FUND MAY NOT UNDERWRITE SECURITIES ISSUED BY OTHER PERSONS, EXCEPT TO THE EXTENT THAT, IN CONNECTION WITH THE SALE OR DISPOSITION OF PORTFOLIO SECURITIES, THE FUND MAY BE DEEMED TO BE AN UNDERWRITER UNDER CERTAIN FEDERAL SECURITIES LAWS.

     The primary purpose of the proposal is to expand the stated exception to the Fund's fundamental investment restriction to include being deemed an underwriter under federal securities laws in addition to the 1933 Act. The Advisor believes that the proposed clarification will enable the Fund to respond to changes in federal securities law or regulatory interpretation thereof without incurring the costs and delay associated with a shareholder vote. Adoption of the amended fundamental investment restriction is not expected to affect the way in which the Fund is managed, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

     The Board has reviewed the Advisor's proposed clarification of the fundamental investment restriction and believes it is in the best interests of the Fund and its shareholders.

     The amended fundamental restriction will become effective on the later of May 1, 2001 or immediately upon shareholder approval. If the proposal is not approved by the shareholders of the Fund, the Fund's current restriction will remain unchanged.

REQUIRED VOTE

     As provided in the 1940 Act, approval of this Proposal No. 3 by the Fund's shareholders requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the special meeting if more than 50% of the outstanding shares of the Fund are present, or (ii) more than 50% of the outstanding shares of the Fund.

     The Board recommends that shareholders vote to approve the change of fundamental investment restriction in Proposal No. 3.

                                 PROPOSAL NO. 4

 CHANGE OF FUNDAMENTAL INVESTMENT RESTRICTION OF THE FUND WITH RESPECT TO LOANS

     The Fund's current fundamental investment restriction with respect to loans states:

          [THE FUNDS WILL NOT] MAKE LOANS TO OTHER PERSONS EXCEPT: (A) THROUGH THE LENDING OF THE FUND'S PORTFOLIO SECURITIES AND PROVIDED THAT ANY SUCH LOANS DO NOT EXCEED 30% OF THE FUND'S TOTAL ASSETS (TAKEN AT MARKET VALUE); (B) THROUGH THE USE OF REPURCHASE AGREEMENTS OR THE PURCHASE OF SHORT-TERM OBLIGATIONS; OR (C) BY PURCHASING A PORTION OF AN ISSUE OF DEBT SECURITIES OF TYPES DISTRIBUTED PUBLICLY OR PRIVATELY.

     The Board recommends that shareholders of the Fund vote to replace the Fund's fundamental investment restriction with respect to loans with the following amended fundamental investment restriction:

          THE FUND MAY NOT MAKE LOANS TO OTHER PERSONS EXCEPT AS OTHERWISE PERMITTED UNDER THE FUND'S OPERATING POLICY.

     The primary purpose of the proposal is to simplify the fundamental investment restriction by omitting an unnecessary explanation and interpretation of the fundamental investment restriction. As a matter of current operating policy, the following activities will not be considered to be making a loan for purposes of this restriction:

     (1) Purchasing  commercial  paper.
     (2) Purchasing debt securities.
     (3) Lending portfolio securities.
     (4) Engaging in repurchase agreements.

Operating policies may be changed by the Board without shareholder approval.

     The Advisor believes that the proposed simplification of the fundamental investment restriction will give the Fund the flexibility to respond to future changes in the regulatory or investment environments by changing its operating policies without incurring the costs and delay associated with a shareholder vote. Adoption of the amended fundamental investment restriction is not expected to affect the way in which the Fund is managed, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

     The Board has reviewed the Advisor's proposed simplification of the fundamental investment restriction and believes it is in the best interests of the Fund and its shareholders.

     The amended fundamental restriction will become effective on the later of May 1, 2001 or immediately upon shareholder approval. If the proposal is not approved by the shareholders of the Fund, the Fund's current restriction will remain unchanged.

REQUIRED VOTE

     As provided in the 1940 Act, approval of this Proposal No. 4 by the Fund's shareholders requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the special meeting if more than 50% of the outstanding shares of the Fund are present, or (ii) more than 50% of the outstanding shares of the Fund.

     The Board recommends that shareholders vote to approve the change of fundamental investment restriction in Proposal No. 4.

                                PROPOSAL NO. 5

 CHANGE OF FUNDAMENTAL INVESTMENT RESTRICTION OF THE FUND WITH RESPECT TO REAL
                                    ESTATE

     The Fund's current fundamental investment restriction with respect to real estate states:

          [THE FUND WILL NOT] PURCHASE OR SELL REAL ESTATE (INCLUDING LIMITED PARTNERSHIP INTERESTS BUT EXCLUDING SECURITIES SECURED BY REAL ESTATE OR INTERESTS THEREIN), ... IN THE ORDINARY COURSE OF BUSINESS (EXCEPT THAT THE FUND MAY HOLD AND SELL, FOR THE FUND'S PORTFOLIO, REAL ESTATE ACQUIRED AS A RESULT OF THE FUND'S OWNERSHIP OF SECURITIES).

     The Board recommends that shareholders of the Fund vote to replace the Fund's fundamental investment restriction with respect to real estate with the following amended fundamental investment restriction:

          THE FUND MAY NOT PURCHASE OR SELL REAL ESTATE EXCEPT AS OTHERWISE PERMITTED UNDER THE FUND'S OPERATING POLICY.

     The primary purpose of the proposal is to simplify the fundamental investment restriction by omitting an unnecessary explanation and interpretation of the fundamental investment restriction. As a matter of operating policy, this restriction does not prevent the Fund from engaging in the following activities:

          (1)The Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments.
          (2)The Fund may purchase or sell securities or other instruments backed by real estate, including interests in real estate investment trusts.

Operating policies may be changed by the Board without shareholder approval.

     The Advisor believes that the proposed simplification of the fundamental investment restriction will give the Fund the flexibility to respond to future changes in the regulatory or investment environments by changing its operating policies without incurring the costs and delay associated with a shareholder vote. Adoption of the amended fundamental investment restriction is not expected to affect the way in which the Fund is managed, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

     The Board has reviewed the Advisor's proposed simplification of the fundamental investment restriction and believes it is in the best interests of the Fund and its shareholders.

     The amended fundamental restriction will become effective on the later of May 1, 2001 or immediately upon shareholder approval. If the proposal is not approved by the shareholders of the Fund, the Fund's current restriction will remain unchanged.

REQUIRED VOTE

     As provided in the 1940 Act, approval of this Proposal No. 5 by the Fund's shareholders requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the special meeting if more than 50% of the outstanding shares of the Fund are present, or (ii) more than 50% of the outstanding shares of the Fund.

     The Board recommends that shareholders vote to approve the change of fundamental investment restriction in Proposal No. 5.

                                PROPOSAL NO. 6

 ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION OF THE FUND REGARDING OIL,
                             GAS OR MINERAL LEASES

     The Board has approved, and recommends that shareholders of the Fund approve, the elimination of the Fund's fundamental investment restriction regarding oil, gas or mineral leases. The Fund's current fundamental investment restriction with respect to oil, gas or mineral leases states:

          [THE FUND WILL NOT] PURCHASE OR SELL ... INTERESTS IN OIL, GAS OR MINERAL LEASES ... IN THE ORDINARY COURSE OF BUSINESS.

     The primary purpose of the proposal is to eliminate a fundamental investment restriction that is no longer required under state securities laws or the positions of the staff of the SEC in interpreting the 1940 Act. Elimination of the investment restriction would provide the Fund with the flexibility to change its investment methods in the future without incurring the costs and delay associated with a shareholder vote. Elimination of the fundamental investment restriction is not expected to affect the way in which the Fund is managed, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

     The Board has reviewed the proposed elimination of the fundamental investment restriction and believes it to be in the best interest of the Fund and its shareholders.

     The amended fundamental restriction will become effective on the later of May 1, 2001 or immediately upon shareholder approval. If the proposal is not approved by the shareholders of the Fund, the Fund's current restriction will remain unchanged.

REQUIRED VOTE

     As provided in the 1940 Act, approval of this Proposal No. 6 by the Fund's shareholders requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the special meeting if more than 50% of the outstanding shares of the Fund are present, or (ii) more than 50% of the outstanding shares of the Fund.

     The Board recommends that shareholders vote to approve the change of fundamental investment restriction in Proposal No. 6.

                                PROPOSAL NO. 7

   CHANGE OF FUNDAMENTAL INVESTMENT RESTRICTION OF THE FUND WITH RESPECT TO
                                  COMMODITIES

     The Fund's current fundamental investment restriction with respect to commodities states:

          [THE FUND WILL NOT] PURCHASE OR SELL ... COMMODITIES OR COMMODITY CONTRACTS (EXCEPT FUTURES AND OPTION CONTRACTS) IN THE ORDINARY COURSE OF BUSINESS.

     The Board recommends that shareholders of the Fund vote to replace the Fund's fundamental investment restriction with respect to commodities with the following amended fundamental investment restriction:

          THE FUND WILL NOT PURCHASE OR SELL PHYSICAL COMMODITIES EXCEPT AS OTHERWISE PERMITTED UNDER THE FUND'S OPERATING POLICY.

     The primary purpose of the proposal is to simplify the fundamental investment restriction by omitting an unnecessary discussion of exceptions to the fundamental investment restriction. As a matter of current operating policy, this restriction does not prevent the Fund from engaging in the following activities:

          (1)The Fund may hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments.
          (2)The Fund may purchase or sell securities or other instruments backed by physical commodities.
          (3) The Fund may purchase or sell options.
          (4) The Fund may purchase or sell futures contracts.

Operating policies may be changed by the Board without shareholder approval.

     The Advisor believes that the proposed simplification of the fundamental investment restriction will give the Fund the flexibility to respond to change its operating policies without incurring the costs and delay associated with a shareholder vote. Adoption of the amended fundamental investment restriction is not expected to affect the way in which the Fund is managed, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

     The Board has reviewed the Advisor's proposed simplification of the fundamental investment restriction and believes it is in the best interests of the Fund and its shareholders.

     The amended fundamental restriction will become effective on the later of May 1, 2001 or immediately upon shareholder approval. If the proposal is not approved by the shareholders of the Fund, the Fund's current restriction will remain unchanged.

REQUIRED VOTE

     As provided in the 1940 Act, approval of this Proposal No. 7 by the Fund's shareholders requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the special meeting if more than 50% of the outstanding shares of the Fund are present, or (ii) more than 50% of the outstanding shares of the Fund.

     The Board recommends that shareholders vote to approve the change of fundamental investment restriction in Proposal No. 7.

                                PROPOSAL NO. 8

   CHANGE OF FUNDAMENTAL INVESTMENT RESTRICTION OF THE FUND WITH RESPECT TO
                         CONCENTRATION OF INVESTMENTS

     The Fund's current fundamental investment restriction with respect to concentration of investments states:

          [THE FUND WILL NOT] CONCENTRATE ITS INVESTMENT IN ANY PARTICULAR INDUSTRY (EXCLUDING U.S. GOVERNMENT SECURITIES), BUT IF IT IS DEEMED APPROPRIATE FOR THE ACHIEVEMENT OF A FUND'S INVESTMENT OBJECTIVE(S), UP TO 25% OF ITS TOTAL ASSETS MAY BE INVESTED IN ANY ONE INDUSTRY.

     The Board recommends that shareholders of the fund vote to replace the Fund's fundamental investment restriction with respect to concentration of investments with the following amended fundamental investment restriction:

          THE FUND WILL NOT PURCHASE THE SECURITIES OF AN ISSUER (OTHER THAN SECURITIES ISSUED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, ITS AGENCIES OR ITS INSTRUMENTALITIES) IF, AS A RESULT, MORE THAN 25% OF THE FUND'S TOTAL ASSETS WOULD BE INVESTED IN THE SECURITIES OF COMPANIES WHOSE PRINCIPAL BUSINESS ACTIVITIES ARE IN THE SAME INDUSTRY.

     The primary purpose of the proposal is to clarify the language describing the fundamental investment restriction. The Advisor believes that the proposed clarification of the fundamental investment restriction will enhance the Fund's ability to pursue its investment methods and facilitate compliance monitoring without incurring the costs and delay associated with a shareholder vote. Adoption of the amended fundamental investment restriction is not expected to affect the way in which the Fund is managed, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

     The Board has reviewed the Advisor's proposed simplification of the fundamental investment restriction and believes it is in the best interests of the Fund and its shareholders.

     The amended fundamental restriction will become effective on the later of May 1, 2001 or immediately upon shareholder approval. If the proposal is not approved by the shareholders of the Fund, the Fund's current restriction will remain unchanged.

REQUIRED VOTE

     As provided in the 1940 Act, approval of this Proposal No. 8 by the Fund's shareholders requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the special meeting if more than 50% of the outstanding shares of the Fund are present, or (ii) more than 50% of the outstanding shares of the Fund.

     The Board recommends that shareholders vote to approve the change of fundamental investment restriction in Proposal No. 8.

                                PROPOSAL NO. 9

   CHANGE OF FUNDAMENTAL INVESTMENT RESTRICTION OF THE FUND WITH RESPECT TO
                           ISSUING SENIOR SECURITIES

     The Fund's current fundamental investment restriction with respect to issuing senior securities states:

          [THE FUND WILL NOT] ISSUE ANY SENIOR SECURITY (AS THAT TERM IS DEFINED IN THE 1940 ACT) IF SUCH ISSUANCE IS SPECIFICALLY PROHIBITED BY THE 1940 ACT OR THE RULES AND REGULATIONS PROMULGATED THEREUNDER, PROVIDED THAT COLLATERAL ARRANGEMENTS WITH RESPECT TO OPTIONS AND FUTURES, INCLUDING DEPOSITS OF INITIAL DEPOSIT AND VARIATION MARGIN, ARE NOT CONSIDERED TO BE THE ISSUANCE OF A SENIOR SECURITY FOR PURPOSES OF THIS RESTRICTION.

     The Board recommends that shareholders of the Fund vote to replace the Fund's fundamental investment restriction with respect to issuing senior securities with the following amended fundamental investment restriction:

          THE FUND MAY NOT ISSUE SENIOR SECURITIES EXCEPT AS PERMITTED BY THE INVESTMENT COMPANY ACT OF 1940 AND THE RULES AND REGULATIONS PROMULGATED UNDER THE ACT.

     The primary purpose of the proposal is to simplify the fundamental investment restriction by omitting an unnecessary discussion of exceptions and explanations to the fundamental investment restriction. As a matter of current operating policy the following activities will not be considered to be issuing senior securities for purposes of this restriction:

          (1)Collateral arrangements in connection with any type of option, future contract, forward contract, or swap.
          (2)Collateral arrangements in connection with initial and variation margin.
          (3)A pledge, mortgage or hypothecation of a Fund's assets to secure its borrowings.
          (4)A pledge of a Fund's assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

     Operating policies may be changed by the Board without shareholder approval.

     The Advisor believes that the proposed clarification of the fundamental investment restriction will give the Fund the flexibility to respond to future changes in the regulatory or investment environments by changing its operating policies without incurring the costs and delay associated with a shareholder vote. Adoption of the amended fundamental investment restriction is not expected to affect the way in which the Fund is managed, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

     The Board has reviewed the Advisor's proposed simplification of the fundamental investment restriction and believes it is in the best interests of the Fund and its shareholders.

     The amended fundamental restriction will become effective on the later of May 1, 2001 or immediately upon shareholder approval. If the proposal is not approved by the shareholders of the Fund, the Fund's current restriction will remain unchanged.

REQUIRED VOTE

     As provided in the 1940 Act, approval of this Proposal No. 9 by the Fund's shareholders requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the special meeting if more than 50% of the outstanding shares of the Fund are present, or (ii) more than 50% of the outstanding shares of the Fund.

     The Board recommends that shareholders vote to approve the change of fundamental investment restriction in Proposal No. 9.

                                PROPOSAL NO. 10
             ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION OF
               THE FUND REGARDING AMOUNTS INVESTED IN ONE ISSUER

     The Board has approved, and recommends that shareholders of each fund approve the elimination of the Fund's fundamental investment restriction regarding amounts invested in one issuer.

     The Fund's current fundamental investment restriction with respect to amounts invested in one issuer states:

          WITH RESPECT TO 75% OF ITS TOTAL ASSETS TAKEN AT MARKET VALUE, [THE FUND WILL NOT] INVEST IN ASSETS OTHER THAN CASH AND CASH ITEMS (INCLUDING RECEIVABLES), U.S. GOVERNMENT SECURITIES, SECURITIES OF OTHER INVESTMENT COMPANIES AND OTHER SECURITIES FOR PURPOSES OF THIS CALCULATION LIMITED IN RESPECT OF ANY ONE ISSUER TO AN AMOUNT NOT GREATER IN VALUE THAN 5% OF THE VALUE OF THE TOTAL ASSETS OF THE FUND AND TO NOT MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF SUCH ISSUER.

     The diversification requirements set forth in this restriction are based on the diversification requirements for a "diversified company" under the 1940 Act. As a diversified investment company, the Fund must comply with these diversification requirements unless it changes its classification under the 1940 Act to a "non-diversified" management investment company. The Fund cannot change its classification under the 1940 Act without a shareholder vote. Therefore the foregoing investment restriction is redundant and unnecessary. In addition, elimination of this investment restriction at the present time would enable the fund to take advantage of a future amendment to the 1940 Act or a new rule that liberalizes the diversification requirements without having to incur the expense and delay of obtaining shareholder approval of a similar change to the fund's investment restriction with respect to diversification. Elimination of the fundamental investment restriction is not expected to affect the way in which the Fund is managed, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

     The Board has reviewed the proposed elimination of the fundamental investment restriction and believes it to be in the best interest of the Fund and its shareholders.

     The amended fundamental restriction will become effective on the later of May 1, 2001 or immediately upon shareholder approval. If the proposal is not approved by the shareholders of the Fund, the Fund's current restriction will remain unchanged.

REQUIRED VOTE

     As provided in the 1940 Act, approval of this Proposal No. 10 by the Fund's shareholders requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the special meeting if more than 50% of the outstanding shares of the Fund are present, or (ii) more than 50% of the outstanding shares of the Fund.

     The Board recommends that shareholders vote to approve the change of fundamental investment restriction in Proposal No. 10.



                            ADDITIONAL INFORMATION

SHARE OWNERSHIP INFORMATION

GENERAL INFORMATION. As of February 12, 2001, there were 2,065,310.839 outstanding shares of the Fund.

5% RECORD OWNERSHIP INFORMATION. As of February 12, 2001, the following parties were known by the Fund to be record owners of 5% or more of the outstanding shares of the Fund: (i) Separate Account 1 of Western-Southern Life Assurance Company, 400 Broadway, Cincinnati, Ohio 45202, an Ohio corporation ("WSLAC"), was the record owner of 1,703,128.167 shares or 82.463% of the outstanding shares of the Fund; (ii) WSLAC was the record owner of 348,683.479 shares or 16.883% of the outstanding shares of the Fund.

5% CONTRACT OWNERSHIP INFORMATION. As of February 12, 2001, no Contract Owners were known by the Fund to be able to give voting instructions with respect to 5% or more of the outstanding shares of the Fund.

SHARE OWNERSHIP OF OFFICERS AND TRUSTEES. As of February 12, 2001, no Officers or Trustees were known by the Fund to be able to give voting instructions with respect to 1% or more of the outstanding shares of the Fund.

INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

     Touchstone Advisors, Inc., located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, serves as the investment advisor to the Fund.

     Touchstone Securities, Inc. (the "Underwriter") serves as the principal underwriter of the shares of the Fund. The address of Touchstone Securities is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202. For the period from January 1, 2000, through December 31, 2000, Touchstone Securities received $3,464.61 in underwriting commissions from Touchstone Emerging Growth Fund. For the period from January 1, 2000, through December 31, 2000, Touchstone Securities received $329,573 in underwriting commissions from the funds in the Touchstone complex.

     Both the Advisor and the Underwriter are wholly-owned subsidiaries of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company ("WSLAC"). The address of WSLAC is 400 Broadway, Cincinnati, Ohio 45202. WSLAC is a stock life insurance company organized under the laws of the State of Ohio on December 1, 1980. WSLAC is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, a stock life insurance company originally organized under the laws of the State of Ohio on February 23, 1888 ("WSLIC"). WSLIC is wholly owned by an Ohio-domiciled intermediate holding company, Western-Southern Financial Group, Inc., which is wholly owned by an Ohio-domiciled mutual insurance holding company, Western-Southern Mutual Holding Company. WSLAC is in the business of issuing insurance and annuity contracts.

     The following officers of the Trust hold positions with the Advisor and the Underwriter.



                                                        Position with           Position with
Name                    Position with Trust         Touchstone Advisors     Touchstone Securities
---------------------------------------------------------------------------------------------------

Jill T. McGruder        Trustee, President          Director, President     Director, President and
                                                    and Chief Executive     Chief Executive Officer
                                                    Officer

James J. Vance          Treasurer                   Treasurer               Treasurer


     Investors Bank & Trust Company serves as the administrator, custodian and fund accounting agent for the Fund. The address of Investors Bank & Trust Company is 200 Clarendon Street, Boston, Massachusetts 02116.

PROXY SOLICITATION

     The principal solicitation of proxies will be by mail, but proxies may be solicited by telephone, facsimile and personal contact by directors, officers and regular employees of the Advisor. All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the meeting will be borne by the Advisor. Management Information Services Corp. has been engaged to assist in the distribution and tabulation of proxies. As the special meeting date approaches, a representative of the Advisor, or its affiliates, may contact shareholders whose votes have not yet been received. The anticipated cost of the proxy solicitation is approximately $12,549.68.

CERTAIN VOTING MATTERS


     Only shareholders of record on February 12, 2001 (the "record date") are entitled to be present and to vote at the special meeting or any adjourned meeting. The number of shares of the Fund outstanding as of the record date was 2,065,310.839.

     Other than shares purchased in connection with providing seed capital, the shares of the Fund may be only be purchased by Western-Southern Life Assurance Separate Account 1, Western-Southern Life Assurance Separate Account 2 and Columbus Life Insurance Company Separate Account 1 (the "Separate Accounts") for the purpose of funding variable annuity and variable life insurance contracts.

     Contract owners or participants (collectively, the "Contract Owners") who select the Fund for investment through a Contract do not invest directly in or hold shares of the Fund. Western-Southern Life Assurance Company ("WSLAC") and Columbus Life Insurance Company ("Columbus"), on behalf of the separate accounts, are the true shareholders of the Fund and, as the legal owner of each Fund's shares, have sole voting and investment power with respect to the shares, but generally will pass through any voting rights to Contract Owners. Contract Owners, therefore, have the right to instruct WSLAC and Columbus how to vote their interest with respect to the Proposals. WSLAC or Columbus will vote the shares of the Fund held in the name of its separate accounts as directed by its Contract Owners.

     The holders of certain group Contracts have the right to direct the vote for all shares under the respective Contract, for, against or abstaining, in the same proportions as shares for which instructions have been given by participants covered by the Contract.

     The number of shares for which a Contract Owner or participant may provide voting instructions is calculated by determining for each sub-account the percentage representing a Contract Owner or participant's investment in a sub-account, and applying this percentage to the total number of Fund shares that the sub-account owns.

     In the event that any Contract Owner investing in the Fund through the separate accounts fails to provide WSLAC or Columbus with voting instructions, WSLAC or Columbus will vote the shares attributable to such Contract Owner for, against or abstaining, in the same proportions as the shares for which instructions have been received for other Contract Owners investing through its separate accounts. Shares of the Fund owned by WSLAC or Columbus will also be voted in the same proportions as the shares for which instructions have been received from other Contract Owners investing through its separate accounts.

     Any Contract Owner or participant authorizing WSLAC or Columbus to vote shares attributable to that Contract Owner or participant has the power to revoke their authorization by written notice (addressed to the principal executive office of the Fund shown at the beginning of this Proxy Statement), by executing a superseding authorization card or by submitting a notice of revocation to the Fund.

     The presence in person or by proxy of the Fund's shareholders entitled to cast a majority in number of votes is necessary to constitute a quorum for the transaction of business. Because WSLAC and Columbus are the legal owners of a majority of shares, there will be a quorum at the special meeting regardless of how many Contract Owners direct WSLAC and Columbus to vote on the Proposals. If there are insufficient votes to approve the Proposals, the persons named as proxies may propose one or more adjournments of the special meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 120 days after the record date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

PORTFOLIO TRANSACTIONS

     The Fund does not allocate its portfolio brokerage on the basis of the sale of its shares, although brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions. During the period from January 1, 2000, through December 31, 2000, brokerage transactions were not placed with any person affiliated with the Fund, the Trust, or the Advisor.

SHAREHOLDER PROPOSALS

     The meeting is a special meeting of shareholders. The Fund is not required to, nor does it intend to, hold regular annual meetings of Fund shareholders. Any shareholders who wish to submit proposals for consideration at a subsequent shareholder meeting should submit written proposals to the Fund at 221

East Fourth Street, Suite 300, Cincinnati, Ohio 45202 so that the proposals are received within a reasonable period of time prior to the meeting. Timely submission of a proposal does not guarantee its consideration at the meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Fund's management does not know of any matters to be presented at the meeting other than those described in this Proxy Statement. If other business should properly come before the meeting, the proxyholders will vote thereon in their discretion.

     PLEASE COMPLETE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) BY APRIL 10, 2001 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.



February 26, 2001               By order of the Board of Trustees of the Trust.
Cincinnati, Ohio                Tina Hosking, Secretary

                                                                      IBT DRAFT

                       TOUCHSTONE VARIABLE SERIES TRUST
                   PROXY SOLICITED ON BEHALF OF THE TRUSTEES
                   FOR THE EMERGING GROWTH FUND (THE "FUND")

     The undersigned hereby appoints Maryellen Peretzky and Terrie A. Wiedenheft, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Touchstone Variable Series Trust Emerging Growth Fund (the "Fund") which the undersigned is entitled to vote at the special meeting of shareholders of the Fund to be held on April 12, 2001 at 11:00, Eastern Time, at the offices of the Fund, 221 East Fourth Street, Suite 300, Cincinnati, Ohio and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power of authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                             NOTE:  Please sign exactly as your
                                             name  appears  on  the  Proxy.  If
                                             joint owners, EITHER may sign this
                                             Proxy.  When  signing as attorney,
                                             executor, administrator,  trustee,
                                             guardian  or  corporate   officer,
                                             please give full title.

                                             Date                        , 2001


                                             Signature(s), (Title(s), if
                                             applicable)
                                             PLEASE  SIGN,   DATE,  AND  RETURN
                                             PROMPTLY IN THE ENCLOSED ENVELOPE


I PLAN/DO NOT PLAN TO ATTEND THE SPECIAL  MEETING OF  SHAREHOLDERS ON APRIL 12,
2001

     Please indicate your vote by an "X" in the appropriate box below. This Proxy, if properly executed, will be voted in the manner directed by the shareholder. Please refer to the Proxy Statement for a discussion of the Proposals.

THEBOARD  OF  TRUSTEES  OF THE  TRUST  RECOMMENDS  THAT  YOU  VOTE  "FOR"  EACH
PROPOSAL.
1. To approve a new  sub-advisory  agreement  between  Touchstone
   Advisors, Inc. and TCW Investment Management Company:

        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN

2. To change the fundamental investment restriction of the Fund with respect to borrowing money:

        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN

3. To change the fundamental investment restriction of the Fund with respect to underwriting securities:
        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN

4. To change the fundamental investment restriction of the Fund with respect to loans:
        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN

5. To change the fundamental investment restriction of the Fund with respect to real estate:
        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN

6. To eliminate the fundamental investment restriction of the Fund regarding oil, gas or mineral leases:
        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN

7. To change the fundamental investment restriction of the Fund with respect to commodities:
        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN

8. To change the fundamental investment restriction of the Fund with respect to concentration of investments:
        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN

9. To change the fundamental investment restriction of the Fund with respect to issuing senior securities:
        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN

10.To eliminate the  fundamental  investment  restriction of the Fund regarding amounts invested in one issuer:
        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN


PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                               [CONTRACT NUMBER]


               THIS AUTHORIZATION CARD IS SOLICITED ON BEHALF OF
                 THE BOARD OF TOUCHSTONE VARIABLE SERIES TRUST
                   FOR THE EMERGING GROWTH FUND (THE "FUND")

          WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 1

THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER UNDER A VARIABLE LIFE OR VARIABLE ANNUITY CONTRACT FUNDED BY THE ABOVE-REFERENCED SEPARATE ACCOUNT. IF YOU DO NOT RETURN THIS AUTHORIZATION CARD, THE ABOVE-REFERENCED SEPARATE ACCOUNT WILL VOTE THE FUND SHARES ATTRIBUTABLE TO YOUR INTEREST IN THE SEPARATE ACCOUNT, FOR, AGAINST, OR ABSTAINING, IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING INSTRUCTIONS HAVE BEEN RECEIVED FROM OTHER CONTRACT OWNERS INVESTING THROUGH THE SEPARATE ACCOUNT. IF YOU RETURN THE AUTHORIZATION CARD BUT DO NOT MARK YOUR VOTING INSTRUCTION ON THE REVERSE SIDE, THE ABOVE-REFERENCED SEPARATE ACCOUNT WILL VOTE THE FUND SHARES ATTRIBUTABLE TO YOUR INTEREST IN THE SEPARATE ACCOUNT IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED FROM OTHER CONTRACT OWNERS INVESTING THROUGH THE SEPARATE ACCOUNT.

                                             Dated:  __________________, 2001

                                             Please   sign   exactly   as  name
                                             appears  on this  card.  When  the
                                             account  is in the  name  of  more
                                             than  one  Contract   Owner,   all
                                             should   sign.   When  signing  as
                                             administrator,    trustee,    plan
                                             sponsor or  guardian,  please give
                                             title.   If   a   corporation   or
                                             partnership, sign in entity's name
                                             and by authorized persons.


                                                [signature box]
                                                Signature(s)

IT IS IMPORTANT THAT  YOUR  AUTHORIZATION  BE  RECEIVED NO LATER THAN APRIL 10,
2001.

                         [BACK OF AUTHORIZATION CARD]

Please refer to the Proxy Statement for a discussion of these matters. This authorization card is solicited in connection with the special meeting of the shareholders of the Touchstone Variable Series Trust Emerging Growth Fund (the "Fund") to be held at 11:00 a.m., Eastern Time, on April 12, 2001, and at any adjournment thereof (the "Special Meeting"). THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED, DIRECTS THE SEPARATE ACCOUNT TO VOTE THE FUND SHARES ATTRIBUTABLE TO THE INTEREST OF THE CONTRACT OWNER(S) SIGNING ON THE FRONT SIDE OF THIS CARD IN THE SEPARATE ACCOUNT AT THE SPECIAL MEETING AND AT ANY ADJOURNMENT THEREOF IN THE MANNER DIRECTED BELOW WITH RESPECT TO THE MATTERS DESCRIBED IN THE NOTICE AND ACCOMPANYING PROXY STATEMENT FOR SAID MEETING AND REVOKES ALL PRIOR AUTHORIZATION CARDS.

Please instruct the Separate Account how to vote such shares by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

THE  BOARD  OF  TRUSTEES  OF THE  TRUST  RECOMMENDS  THAT YOU  VOTE  "FOR"  THE
PROPOSALS.

     Please indicate your vote by an "X" in the appropriate box below. This Proxy, if properly executed, will be voted in the manner directed by the shareholder. Please refer to the Proxy Statement for a discussion of the Proposals.

1. To approve a new sub-advisory agreement between Touchstone Advisors, Inc. and TCW Investment Management Company:

        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN

2. To change the fundamental investment restriction of the Fund with respect to borrowing money:
        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN

3. To change the fundamental investment restriction of the Fund with respect to underwriting securities:
        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN

4. To change the fundamental investment restriction of the Fund with respect to loans:
        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN

5. To change the fundamental investment restriction of the Fund with respect to real estate:
        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN

6. To eliminate the fundamental investment restriction of the Fund regarding oil, gas or mineral leases:

        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN

7. To change the fundamental investment restriction of the Fund with respect to commodities:
        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN

8. To change the fundamental investment restriction of the Fund with respect to concentration of investments:
        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN

9. To change the fundamental investment restriction of the Fund with respect to issuing senior securities:
        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN

10.To eliminate the  fundamental  investment  restriction of the Fund regarding amounts invested in one issuer:
        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN



IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

                               [CONTRACT NUMBER]


               THIS AUTHORIZATION CARD IS SOLICITED ON BEHALF OF
                 THE BOARD OF TOUCHSTONE VARIABLE SERIES TRUST
                   FOR THE EMERGING GROWTH FUND (THE "FUND")

          WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 2

THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER UNDER A VARIABLE LIFE OR VARIABLE ANNUITY CONTRACT FUNDED BY THE ABOVE-REFERENCED SEPARATE ACCOUNT. IF YOU DO NOT RETURN THIS AUTHORIZATION CARD, THE ABOVE-REFERENCED SEPARATE ACCOUNT WILL VOTE THE FUND SHARES ATTRIBUTABLE TO YOUR INTEREST IN THE SEPARATE ACCOUNT, FOR, AGAINST, OR ABSTAINING, IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING INSTRUCTIONS HAVE BEEN RECEIVED FROM OTHER CONTRACT OWNERS INVESTING THROUGH THE SEPARATE ACCOUNT. IF YOU RETURN THE AUTHORIZATION CARD BUT DO NOT MARK YOUR VOTING INSTRUCTION ON THE REVERSE SIDE, THE ABOVE-REFERENCED SEPARATE ACCOUNT WILL VOTE THE FUND SHARES ATTRIBUTABLE TO YOUR INTEREST IN THE SEPARATE ACCOUNT IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED FROM OTHER CONTRACT OWNERS INVESTING THROUGH THE SEPARATE ACCOUNT.

                                             Dated:  __________________, 2001

                                             Please   sign   exactly   as  name
                                             appears  on this  card.  When  the
                                             account  is in the  name  of  more
                                             than  one  Contract   Owner,   all
                                             should   sign.   When  signing  as
                                             administrator,    trustee,    plan
                                             sponsor or  guardian,  please give
                                             title.   If   a   corporation   or
                                             partnership, sign in entity's name
                                             and by authorized persons.

                                                [signature box]
                                                Signature(s)

IT IS IMPORTANT  THAT YOUR  AUTHORIZATION  BE RECEIVED NO LATER  THAN APRIL 10,
2001.

                         [BACK OF AUTHORIZATION CARD]

Please refer to the Proxy Statement for a discussion of these matters. This authorization card is solicited in connection with the special meeting of the shareholders of the Touchstone Variable Series Trust Emerging Growth Fund (the "Fund") to be held at 11:00 a.m., Eastern Time, on April 12, 2001, and at any adjournment thereof (the "Special Meeting"). THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED, DIRECTS THE SEPARATE ACCOUNT TO VOTE THE FUND SHARES ATTRIBUTABLE TO THE INTEREST OF THE CONTRACT OWNER(S) SIGNING ON THE FRONT SIDE OF THIS CARD IN THE SEPARATE ACCOUNT AT THE SPECIAL MEETING AND AT ANY ADJOURNMENT THEREOF IN THE MANNER DIRECTED BELOW WITH RESPECT TO THE MATTERS DESCRIBED IN THE NOTICE AND ACCOMPANYING PROXY STATEMENT FOR SAID MEETING AND REVOKES ALL PRIOR AUTHORIZATION CARDS.

Please instruct the Separate Account how to vote such shares by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

THE  BOARD OF  TRUSTEES  OF THE  TRUST  RECOMMENDS  THAT YOU  VOTE  "FOR"  EACH
PROPOSAL.

1. To approve a new sub-advisory agreement between Touchstone Advisors, Inc. and TCW Investment Management Company:

        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN

2. To change the fundamental investment restriction of the Fund with respect to borrowing money:
        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN

3. To change the fundamental investment restriction of the Fund with respect to underwriting securities:
        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN

4. To change the fundamental investment restriction of the Fund with respect to loans:
        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN

5. To change the fundamental investment restriction of the Fund with respect to real estate:
        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN

6. To eliminate the fundamental investment restriction of the Fund regarding oil, gas or mineral leases:
        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN

7. To change the fundamental investment restriction of the Fund with respect to commodities:

        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN

8. To change the fundamental investment restriction of the Fund with respect to concentration of investments:
        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN

9. To change the fundamental investment restriction of the Fund with respect to issuing senior securities:
        [ ] FOR                [ ] AGAINST           [ ]  ABSTAIN

10.To eliminate the  fundamental  investment  restriction of the Fund regarding amounts invested in one issuer:
        [ ] FOR                [ ] AGAINST           [ ] ABSTAIN


PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.



IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

                                                                      IBT DRAFT


                               [CONTRACT NUMBER]


               THIS AUTHORIZATION CARD IS SOLICITED ON BEHALF OF
                 THE BOARD OF TOUCHSTONE VARIABLE SERIES TRUST
                   FOR THE EMERGING GROWTH FUND (THE "FUND")

              COLUMBUS LIFE INSURANCE COMPANY SEPARATE ACCOUNT 1

THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER UNDER A VARIABLE LIFE OR VARIABLE ANNUITY CONTRACT FUNDED BY THE ABOVE-REFERENCED SEPARATE ACCOUNT. IF YOU DO NOT RETURN THIS AUTHORIZATION CARD, THE ABOVE-REFERENCED SEPARATE ACCOUNT WILL VOTE THE FUND SHARES ATTRIBUTABLE TO YOUR INTEREST IN THE SEPARATE ACCOUNT, FOR, AGAINST, OR ABSTAINING, IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING INSTRUCTIONS HAVE BEEN RECEIVED FROM OTHER CONTRACT OWNERS INVESTING THROUGH THE SEPARATE ACCOUNT. IF YOU RETURN THE AUTHORIZATION CARD BUT DO NOT MARK YOUR VOTING INSTRUCTION ON THE REVERSE SIDE, THE ABOVE-REFERENCED SEPARATE ACCOUNT WILL VOTE THE FUND SHARES ATTRIBUTABLE TO YOUR INTEREST IN THE SEPARATE ACCOUNT IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED FROM OTHER CONTRACT OWNERS INVESTING THROUGH THE SEPARATE ACCOUNT.

                                           Dated:  __________________, 2001


                                             Please   sign   exactly   as  name
                                             appears  on this  card.  When  the
                                             account  is in the  name  of  more
                                             than  one  Contract   Owner,   all
                                             should   sign.   When  signing  as
                                             administrator,    trustee,    plan
                                             sponsor or  guardian,  please give
                                             title.   If   a   corporation   or
                                             partnership, sign in entity's name
                                             and by authorized persons.


                                                [signature box]
                                                Signature(s)

IT IS  IMPORTANT  THAT YOUR  AUTHORIZATION  BE RECEIVED NO LATER THAN APRIL 10,
2001.

                         [BACK OF AUTHORIZATION CARD]

Please refer to the Proxy Statement for a discussion of these matters. This authorization card is solicited in connection with the special meeting of the shareholders of the Touchstone Variable Series Trust Emerging Growth Fund (the "Fund") to be held at 11:00 a.m., Eastern Time, on April 12, 2001, and at any adjournment thereof (the "Special Meeting"). THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED, DIRECTS THE SEPARATE ACCOUNT TO VOTE THE FUND SHARES ATTRIBUTABLE TO THE INTEREST OF THE CONTRACT OWNER(S) SIGNING ON THE FRONT SIDE OF THIS CARD IN THE SEPARATE ACCOUNT AT THE SPECIAL MEETING AND AT ANY ADJOURNMENT THEREOF IN THE MANNER DIRECTED BELOW WITH RESPECT TO THE MATTERS DESCRIBED IN THE NOTICE AND ACCOMPANYING PROXY STATEMENT FOR SAID MEETING AND REVOKES ALL PRIOR AUTHORIZATION CARDS.

Please instruct the Separate Account how to vote such shares by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

THE  BOARD OF  TRUSTEES  OF THE  TRUST  RECOMMENDS  THAT YOU  VOTE  "FOR"  EACH
PROPOSAL.

1. To approve a new sub-advisory agreement between Touchstone Advisors, Inc. and TCW Investment Management Company:
       [ ] FOR                [ ] AGAINST           [ ]  ABSTAIN

2. To change the fundamental investment restriction of the Fund with respect to borrowing money:
       [ ] FOR                [ ] AGAINST           [ ]  ABSTAIN

3. To change the fundamental investment restriction of the Fund with respect to underwriting securities:
       [ ] FOR                [ ] AGAINST           [ ]  ABSTAIN

4. To change the fundamental investment restriction of the Fund with respect to loans:
       [ ] FOR                [ ] AGAINST           [ ]  ABSTAIN

5. To change the fundamental investment restriction of the Fund with respect to real estate:
       [ ] FOR                [ ] AGAINST           [ ]  ABSTAIN

6. To eliminate the fundamental investment restriction of the Fund regarding oil, gas or mineral leases:
       [ ] FOR                [ ] AGAINST           [ ]  ABSTAIN

7. To change the fundamental investment restriction of the Fund with respect to commodities:

       [ ] FOR                [ ] AGAINST           [ ]  ABSTAIN

8. To change the fundamental investment restriction of the Fund with respect to concentration of investments:
       [ ] FOR                [ ] AGAINST           [ ]  ABSTAIN

9. To change the fundamental investment restriction of the Fund with respect to issuing senior securities:
       [ ] FOR                [ ] AGAINST           [ ]  ABSTAIN

10.To eliminate the  fundamental  investment  restriction of the Fund regarding amounts invested in one issuer:
       [ ] FOR                [ ] AGAINST           [ ]  ABSTAIN



IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

                            SUB-ADVISORY AGREEMENT

                        TOUCHSTONE EMERGING GROWTH FUND
                       TOUCHSTONE VARIABLE SERIES TRUST

     This SUB-ADVISORY AGREEMENT is made as of May 1, 2001, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and TCW INVESTMENT MANAGEMENT COMPANY, a California corporation (the "Sub-Advisor").

     WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and has been retained by Touchstone Variable Series Trust (the "Trust"), a Massachusetts business trust organized pursuant to a Declaration of Trust dated February 7, 1994 and registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"), to provide investment advisory services with respect to certain assets of the Touchstone Emerging Growth Fund (the "Fund"); and

     WHEREAS, the Sub-Advisor also is an investment advisor registered under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with portfolio management services in connection with the Advisor's investment advisory activities on behalf of the Fund, and the Sub-Advisor is willing to furnish such services to the Advisor and the Fund;

     NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

     1. EMPLOYMENT OF THE SUB-ADVISOR. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached hereto as Exhibit A (the "Advisory Agreement"), the Advisor hereby appoints the Sub-Advisor to manage the investment and reinvestment of that portion of the assets of the Fund allocated to it by the Advisor (which portion, until changed by the Advisor by not less than ten days prior written notice, shall be 50% of the total assets of the Fund) (the said portion, as it may be changed from time to time, being herein called the "Fund Assets"), subject to the control and direction of the Advisor and the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Advisor hereby accepts such employment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Investment Advisers Act of 1940 and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. The Sub-Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

     2. Duties of the Sub-Advisor. The Sub-Advisor will provide the following services and undertake the following duties:

          a. The Sub-Advisor will manage the investment and reinvestment of the assets of the Fund, subject to and in accordance with the investment objectives, policies and restrictions of the Fund and any written or oral directions which the Advisor or the Trust's Board of Trustees may give from time to time with respect to the Fund. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. The Sub-Advisor will render regular reports to the Trust's Board of Trustees, to the Advisor and to BARRA RogersCasey, Inc. (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of th performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust, the Advisor or BARRA RogersCasey, Inc. shall from time to time request; provided, however, that in the absence of extraordinary circumstances, the individual primarily responsible for management of Fund Assets for the Sub-Advisor will not be required to attend in person more than one meeting per year with the trustees of the Trust.

          b. The Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Sub-Advisor's name as provided in Section 5, (ii) permission to use the past performance and investment history of the Sub-Advisor with respect to a composite of other funds managed by the Sub-Advisor that are comparable, in investment objective and composition, to the Fund, (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor, (iv) permission to use biographical and historical data of the Sub-Advisor and individual manager(s), and (v) permission to use the names of those clients pre-approved by the Sub-Advisor to which the Sub-Advisor provides investment management services, subject to receipt of the consent of such clients to the use of their names. The A will not use information about the Sub-Advisor with respect to the marketing of the Fund, including the information described above, unless such information has been either provided to the Advisor by the Sub-Advisor or pre-approved by the Sub-

     Advisor. Within a reasonable time from the date of initial use, the Advisor will provide to the Sub-Advisor copies of materials used with respect to marketing the Fund that include information about the Sub-Advisor, other than those materials that include only the Sub-Advisor's name.

          c. The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions. In connection with the placement of orders for the execution of portfolio transactions, the Sub-Advisor will create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor for the periods and in the places required by Rule 31a-2 under the 1940 Act. The Sub-Advisor will present a written report to the Board of Trustees of the Trust, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board of Trustees reasonably shall request. The Sub-Advisor shall effect all purchases and sales of securities in a manner consistent with best execution, taking into account net price (including commissions) and execution capability and other services which the broker may provide. In this regard, the Sub-Advisor may effect transactions which cause the Fund to pay a commission in excess of a commission which another broker would have charged, provided, however, that the Sub-Advisor shall have first determined that such commission is reasonable in relation to the value of the brokerage, research, performance measurement service and other services performed by the broker.

          d. In the event of any change in the ownership of the Sub-Advisor, or any change in its investment principals primarily responsible for the management of the Fund Assets under this Agreement the Sub-Advisor shall give the Advisor and the Trust's Board of Trustees written notice of such change within a reasonable time (but not later than 30 days) after such change.

          e. The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are undertaken by the Advisor or the Trust.

          f. The Sub-Advisor will manage the Fund Assets and the investment and reinvestment of such assets so as to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.

     3.   COMPENSATION OF THE SUB-ADVISOR.

          a. As  compensation  for  the  services  to be  rendered  and  duties undertaken hereunder by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to ______% of the average daily net Fund Assets. Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in this Section 3a, the compensation to the Sub-Advisor shall be prorated. For purposes of calculating the Sub-Advisor's fee, the daily value of the Fund Assets shall be computed by the same method as the Trust uses to compute the net asset value of the Fund for purposes of purchases and redemptions of shares thereof.

          b. The Sub-Advisor reserves the right to waive all or a part of its fees hereunder.

     4. Activities of the Sub-Advisor. It is understood that the Sub-Advisor may perform investment advisory services for various other clients, including other investment companies. The Sub-Advisor will report to the Board of Trustees of the Trust (at regular quarterly meetings and at such other times as such Board of Trustees reasonably shall request, subject to the limitation on personal attendance at such meetings set forth in Section 2a) (i) the financial condition and prospects of the Sub-Advisor, (ii) the nature and amount of transactions affecting the Fund that involve the Sub-Advisor and affiliates of the Sub-Advisor, (iii) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information as the Board of Trustees shall reasonably request regarding the Fund, the Fund's performance, the services provided by the Sub-Advisor to the Fund as compared to its other accounts and the plans of, and the capability of, the Sub-Advisor with respect to providing future services to the Fund and its other accounts. The Sub-Advisor agrees to submit to the Trust a statement defining its policies with respect to the allocation of investment opportunity among the Fund and its other clients as set forth in Part II of the Sub-Advisor's Form ADV as filed with the SEC.

     It is understood that the Sub-Advisor may become interested in the Trust as a shareholder or otherwise.

     The Sub-Advisor has supplied to the Advisor and the Trust copies of its Form ADV with all exhibits and attachments thereto and will hereafter supply to the Advisor, on an annual basis, copies of all amendments or restatements of such document. Further, the Sub-Advisor will hereafter supply to the Advisor and the Trust copies of any material amendments of its Form ADV within a reasonable time period after filing such material amendments with the SEC.

     5. USE OF NAMES. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor hereby approves all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust each hereby approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

     6. LIMITATION OF LIABILITY OF THE SUB-ADVISOR. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder in the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. As used in this Section 6, the term "Sub-Advisor" shall include the Sub-Advisor and/or any of its affiliates and the directors, officers and employees of the Sub-Advisor and/or any of its affiliates.

     7. LIMITATION OF TRUST'S LIABILITY. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust's obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the assets of the Fund and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the holders of shares of the Fund nor from any Trustee, officer, employee or agent of the Trust.

     8. FORCE MAJEURE. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

     9. RENEWAL, TERMINATION AND AMENDMENT.

          a. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until December 31, 2002; and it shall continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities (as herein defined) of the Fund or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

          b. This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund, in any such case upon not less than 60 days' prior written notice to the Sub-Advisor and (ii) by the Sub-Advisor upon not less than 60 days' prior written notice to the Advisor and the Trust. This Agreement shall terminate automatically in the event of its assignment.

          c. This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

          d. The terms "assignment," "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

     10. SEVERABILITY. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     11. NOTICE. Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 211 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be TCW Investment Management Company, 200 Park Avenue, Suite 2200, New York, New York 10166, Attention: Nick Galluccio or Susan Schottenfeld, with copies of all non-routine notices to be sent also to the Sub-Advisor's General Counsel at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

     12. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.



                                        TOUCHSTONE ADVISORS, INC.
Attest:

                                        BY
----------------------------------         -------------------------
                                           Jill T. McGruder
                                           President
Name:
     -----------------------------
Title:
      ----------------------------


                                        TCW INVESTMENT MANAGEMENT
                                           COMPANY
Attest:

                                        BY
----------------------------------         -------------------------


Name:
     -----------------------------
Title:
      ----------------------------


Attest:

                                        BY
----------------------------------         -------------------------


Name:
     -----------------------------
Title:
      ----------------------------

                                   APPENDIX I


PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF TIMCO

-------------------------------------------------------------------------------
Name               Positions and Offices with  Other Principal Position(s) Held
                   TIMCO
-------------------------------------------------------------------------------
Marc I. Stern      Director; Chairman          Director and President of The
                                               TCW Group, Inc.; Director and
                                               Vice Chairman of Trust Company
                                               of the West; Director and
                                               President and Vice Chairman of
                                               TCW Asset Management Company.

                                               Director and Chairman of TCW
                                               Galileo Funds, Inc.

                                               Director and Chairman of Apex
                                               Mortgage Capital, Inc.; Director
                                               of Qualcomm, Incorporated;
                                               Trustee of Salk Institute for
                                               Biological Studies
-------------------------------------------------------------------------------
Alvin R. Albe,     Director; President and     Executive Vice President of The
Jr.                Chief Executive Officer     TCW Group, Inc.; Director and
                                               Executive Vice President of
                                               Trust Company of the West;
                                               Director and Executive Vice
                                               President of TCW Asset
                                               Management Company.

                                               Director and President of TCW
                                               Galileo Funds, Inc.

                                               Director of Syntroleum
                                               Corporation
-------------------------------------------------------------------------------
Thomas E. Larkin,  Director; Vice Chairman     Director and Vice Chairman of
Jr.                                            The TCW Group, Inc.; Director
                                               and Vice Chairman of Trust
                                               Company of the West; Director
                                               and Vice Chairman of TCW Asset
                                               Management Company.

                                               Director and Vice Chairman of
                                               TCW Galileo Funds, Inc.

                                               Director of Children's Hospital
                                               of Los Angeles; Director of
                                               University of Notre Dame
-------------------------------------------------------------------------------
Ernest O. Ellison  Chairman, Investment        Director and Vice Chairman of
                   Policy Committee            The TCW Group, Inc.; Director
                                               and Vice Chairman & Chairman,
                                               Investment Policy Committee of
                                               Trust Company of the West;
                                               Chairman, Investment Policy
                                               Committee of TCW Asset
-------------------------------------------------------------------------------

                                   APPENDIX I


PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF TIMCO

-------------------------------------------------------------------------------
Name               Positions and Offices with  Other Principal Position(s) Held
                   TIMCO
-------------------------------------------------------------------------------
                                               Management Company.
-------------------------------------------------------------------------------
William C.         Executive Vice President    Executive Vice President of
Sonneborn                                      The TCW Group, Inc.; Executive
                                               Vice President of Trust Company
                                               of the West; Director and
                                               Executive Vice President of TCW
                                               Asset Management Company.

                                               Director of Yasuda Kasai Global
                                               Asset Management
-------------------------------------------------------------------------------

* The principal business address of each person named, unless otherwise noted, is 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.

INFORMATION REGARDING OTHER TIMCO ADVISED FUNDS WITH A SIMILAR OBJECTIVE

     TIMCO is the advisor of certain regulated investment companies, and acts as sub-advisor to other regulated investment companies operating under the overall supervision of the boards of directors or trustees of such companies, pursuant to investment advisory or sub-advisory contracts, the terms of which have been adopted and reviewed in accordance with Section 15 of the 1940 Act. TIMCO is the investment adviser for the TCW Galileo Value Opportunities Fund, which is run in the same investment strategy as TIMCO will run the TIMCO sub-advised portion of the Touchstone Emerging Growth Fund. There are no other registered investment companies run by any TCW entity in that strategy. The following table contains information about TCW Galileo Value Opportunities Fund. Information is shown as of the end of each investment company's last fiscal year.

-------------------------------------------------------------------------------
Fund                   Net Assets      Annual Rate of       Ratio of Total
                       As of October   Compensation As a    Expenses (including
                       31, 2000        Percentage of        TIMCO fees) to
                                       Average Daily Net    average net assets
                                       Assets
-------------------------------------------------------------------------------
TCW Galileo Value      $58,643,640     0.80%                1.15%
Opportunities Fund
-------------------------------------------------------------------------------

10% OWNERSHIP INFORMATION.

     TIMCO is 100% owned by The TCW Group, Inc. As of February 12, 2001, Robert
A. Day, Chairman, Chief Executive Officer and Founder of The TCW Group, Inc. is the only shareholder owning 10% or more of The TCW Group, Inc. His primary business address is 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.

     As of February 12, 2001, no director or officer of the Fund was an officer, employee, director, general partner or shareholder of TIMCO.

     All  information  contained in this Proxy  Statement and the  accompanying